UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

INSEEGO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9710 Scranton Road, Suite 200

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 812-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 23, 2024, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). Of the 12,282,559 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 8,078,334 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

The person nominated by the Company to serve as director for a three-year term until the 2027 annual meeting of stockholders was elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Harland	3,434,534	411,231	4,232,569

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,940,838	116,328	21,168	0

Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,682,976	138,362	24,427	4,232,569

Proposal 4: Approval of Amendment to the Company’s 2018 Omnibus Incentive Compensation Plan

The proposal to authorize an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan to increase the number of shares issuable under the plan by 2,500,000 shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,103,925	720,471	21,369	4,232,569

Proposal 5: Approval of Amendment to the Company’s Amended and Restated 2000 Employee Stock Purchase Plan

The proposal to authorize an amendment to the Company’s Amended and Restated 2000 Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 500,000 shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,638,175	194,732	12,858	4,232,569

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: September 24, 2024	By:	/s/ Kurt E. Scheuerman
Name: Kurt E. Scheuerman
Title: Chief Administrative Officer and General Counsel

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